UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2021
MURPHY OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9805 Katy Fwy, Suite G-200
Houston,	Texas	77024
(Address of principal executive offices, including zip code)

(281)	675-9000
Registrant’s telephone number, including area code
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders
The following information is furnished pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”
On May 12, 2021, Murphy Oil Corporation held its annual meeting of stockholders. The results of voting related to matters brought before stockholders are shown below.

Proposal 1 – Election of Directors
The directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.
				Broker
	For	Against	Abstain	Non-Votes
T. Jay Collins	93,741,223	22,197,384	176,741	18,020,502
Steven A. Cossé	102,890,408	13,081,204	143,736	18,020,502
Claiborne P. Deming	113,444,246	2,534,385	136,717	18,020,502
Lawrence R. Dickerson	113,450,220	2,548,705	116,423	18,020,502
Roger W. Jenkins	113,997,958	2,001,505	115,885	18,020,502
Elisabeth W. Keller	113,265,424	2,652,970	196,954	18,020,502
James V. Kelley	108,813,968	6,864,910	436,470	18,020,502
R. Madison Murphy	113,250,405	2,752,413	112,530	18,020,502
Jeffrey W. Nolan	95,846,602	20,149,094	119,652	18,020,502
Robert N. Ryan, Jr.	96,172,294	19,801,248	141,806	18,020,502
Neal E. Schmale	93,487,932	22,470,931	156,485	18,020,502
Laura A. Sugg	95,660,473	20,303,202	151,673	18,020,502

Proposal 2 – Advisory Vote to Approve Executive Compensation	94,391,411	21,438,879	285,058	18,020,502
Regarding an advisory vote on executive compensation, stockholders approved by vote the compensation of the Company’s named executive officers as shown.

Proposal 3 – Approval of the Proposed 2021 Stock Plan for Non-Employees	113,972,899	1,737,538	404,911	18,020,502
Regarding a vote to adopt the proposed 2021 Stock Plan for Non-Employee Directors (NED), stockholders approved by vote the 2021 NED Plan as shown.

Proposal 4 – Approval of Appointment of Independent Registered Public Accounting Firm	130,707,926	3,299,562	128,362
The earlier appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for 2021 was approved by the vote of stockholders as shown.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION
Date: May 12, 2021
	By:	/s/ Christopher D. Hulse
Christopher D. Hulse
Vice President and Controller